UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave. Suite A - 638
Henderson, Nevada		89052
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 989-7692

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 11, 2024, CleanSpark, Inc. (the "Company") held its Annual Meeting of stockholders (the “Annual Meeting”). At the close of business on January 19, 2024, the record date for the Annual Meeting (the “Record Date”), 196,567,508 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding, and 1,750,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (“Preferred Stock”), were issued and outstanding. The holders of Preferred Stock vote together with holders of Common Stock as a single class on each proposal voted on, except to the extent that voting as a separate class or series is required by law. As of the Record Date, the holders of Common Stock were entitled to a total of 196,567,508 votes, and the holders of Preferred Stock were entitled to a total of 78,750,000 votes, representing in the aggregate 275,317,508 votes. At the Annual Meeting, stockholders entitled to a total of 192,437,218 votes, or approximately 69.90% of the 275,317,508 votes, were present or represented by proxy. The final voting results on the proposals presented for stockholder approval at the Annual Meeting were as follows:

Proposal No. 1: To elect six directors to hold office until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

Each nominee was elected. The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Zachary Bradford	141,587,040	526,871	50,323,307
S. Matthew Schultz	136,114,207	5,999,704	50,323,307
Larry McNeill	101,185,078	40,928,833	50,323,307
Dr. Thomas Wood	124,193,889	17,920,022	50,323,307
Roger Beynon	141,425,715	688,196	50,323,307
Amanda Cavaleri	138,311,827	3,802,084	50,323,307

Proposal No. 2: To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

The votes were cast for this matter as follows:

Votes For	Votes Against	Votes Abstained
190,899,252	577,135	960,831

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CleanSpark, Inc.

Date:	March 12, 2024	By:	/s/ Zachary Bradford
Zachary Bradford, Chief Executive Officer